Derivative Instruments	12 Months Ended
Dec. 31, 2012
Derivative Instruments [Abstract]
Derivative Instruments
5.	Derivative Instruments

Effective January 1, 2009, the Company adopted ASC Topic 815-40, "Derivatives and Hedging" (ASC 815-40). One of the conclusions reached under ASC 815-40 was that an equity-linked financial instrument would not be considered indexed to the entity's own stock if the strike price is denominated in a currency other than the issuer's functional currency. The conclusion reached under ASC 815-40 clarified the accounting treatment for these and certain other financial instruments. ASC 815-40 specifies that a contract would not be treated as a derivative if it met the following conditions: (a) indexed to the Company's own stock; and (b) classified in shareholders' equity in the Company's statement of financial position. The Company's outstanding warrants denominated in Canadian dollars are not considered to be indexed to its own stock because the exercise price is denominated in Canadian dollars and the Company's functional currency is United States dollars. Therefore, these warrants have been treated as derivative financial instruments and recorded at their fair value as a liability. All other outstanding convertible instruments are considered to be indexed to the Company's stock, because their exercise price is denominated in the same currency as the Company's functional currency, and are included in stockholders' deficiency.

The Company's derivative instruments include warrants to purchase 18,035 shares, the exercise prices for which are denominated in a currency other than the Company's functional currency, as follows:

•	Warrants to purchase 13,337 shares at CAD$1.44 per whole share that expire on April 30, 2015; and
•	Warrants to purchase 4,698 shares exercisable at CAD$1.44 per whole share that expire on March 29, 2016.

These warrants have been recorded at their fair value as a liability at issuance and will continue to be re-measured at fair value as a liability at each subsequent balance sheet date. Any change in value between reporting periods will be recorded as unrealized gain/(loss). These warrants will continue to be reported as a liability until such time as they are exercised or expire. The fair value of these warrants is estimated using the Black-Scholes option-pricing model.

As of December 31, 2012, the fair value of the warrants expiring April 30, 2015 and March 29, 2016 was determined to be $4,698 and $1,847, respectively (December 31, 2011 – warrants expiring April 30, 2015, fair value of $3,672, March 29, 2016, fair value of $1,340), and the loss on these warrants for the twelve months ended December 31, 2012 was $1,026 and $507, respectively (December 31, 2011 - warrants expiring April 30, 2015, gain of $6,778; March 29,2016, gain of $643). There is no cash flow impact for these derivatives until the warrants are exercised. If these warrants are exercised, the Company will receive the proceeds from the exercise at the current exchange rate at the time of exercise.

Gain/(Loss) on Derivative Instruments	Twelve months ended December 31, 2012	Twelve months ended December 31, 2011
Warrant expiring April 15, 2015	(1,026)	6,778
Warrant expiring March 29, 2016	(507)	643
Rights offering derivative	-	613
Options to contractors	(30)	37
Total	(1,563)	8,071

In February 2011, the Company filed a final short form prospectus for a rights offering. In accordance with the terms of the rights offering, each shareholder of record on March 2, 2011 received one right for each common share held. Every right held entitled the holder thereof to purchase for CAD $0.03, or USD $0.0303 at the shareholder’s option, a unit consisting of one common share along with one warrant to purchase a common share of the Company at CAD $0.08. The rights began trading on March 2, 2011 on the TSX and on the Pink Sheets and expired on March 29, 2011.

On March 2, 2011, the Company recognized a derivative financial liability of $1.25 million associated with the Company’s obligation to carry out the rights offering. The deficit was adjusted by a corresponding amount. The derivative financial liability will be adjusted to fair value at each quarter end with changes being recognized in earnings until the expiry of the warrants. During the year ended December 31, 2011, the Company recognized a realized derivative gain of $613. The rights expired on March 29, 2011.

Under the terms of the rights offering, the monetary amount to be received by the Company upon the exercise of rights was not fixed. Each holder of rights could elect either the $0.03 CAD or USD$0.0303 subscription price. Furthermore, the CAD $0.03 subscription price was not denominated in the Company’s U.S. dollar functional currency. Therefore, the pro rata distribution of rights to the Company’s shareholders was accounted for as a derivative financial liability measured at fair value.

Upon the closing of the rights offering in March 2011, the Company issued a total of 84,559 units for total net proceeds of $2,566. Accordingly the Company recorded an increase in Common stock of $1,023 (4,697 shares). Expenses and fees relating to the rights offering totaled approximately $300 and were expensed since it was uncertain as to whether any shares would be issued.

During the fiscal year ended December 31, 2011, the Company issued 108 options to contractors with a Canadian dollar denominated strike price. Consequently, the Company now has derivatives relating to these options since the strike price is denominated in a currency other than the US dollar functional currency of the Company. While there is an exception to this rule for employees in ASU 2010-13, no such exception exists for contractors. These options will be marked to market until the earlier of their expiry or exercise.